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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) -- July 30, 2003

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                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
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    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

     On July 29, 2003, the Board of Directors of Zimmer Holdings, Inc. (the "Company") unanimously approved and adopted an amendment ("Amendment No. 1") to the Restated By-Laws of the Company. Amendment No. 1 provides that in the event the Chairman of the Board is absent from, or unable to act as chairman of, a meeting of the stockholders, (i) the Vice-Chairman, if any, (ii) the President and Chief Executive Officer, (iii) the Chief Financial Officer, (iv) the General Counsel or (v) the Controller of the Company, in the order named, shall act as chairman of the meeting of stockholders in place of the Chairman of the Board of Directors.

Item 7. Financial Statements and Exhibits.

       (c)   Exhibits.

       3.1 Amendment No. 1 to the Restated By-Laws of Zimmer Holdings, Inc., dated as of July 29, 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
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                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: July 30, 2003

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                                  EXHIBIT INDEX


  EXHIBIT
     NO.      DESCRIPTION
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    3.1       Amendment No. 1 to the Restated By-Laws of Zimmer Holdings, Inc.,
              dated as of July 29, 2003.


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